EXHIBIT 32.1
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                           CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002

In connection with the Quarterly Report of Wireless Xcessories Group, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report"), I Stephen Rade, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By /s/ Stephen Rade
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   Stephen Rade
   Chief Executive Officer
   November 14, 2007